Exhibit 10.17

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 5, 2013, by and among NEW YOUNG BROADCASTING HOLDING CO., INC., a Delaware corporation (“Holdings”), YOUNG BROADCASTING, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiary Guarantors, the Lenders party hereto (in such capacity and in their respective capacities as lenders party to each of the Shared Services Party Credit Facilities outstanding as of the Amendment Effective Date (as defined below), the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

Holdings, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 13, 2011 (as amended by that certain First Amendment to Credit Agreement and First Amendment to Collateral Agreement, dated as of July 26, 2012, that certain Second Amendment to Credit Agreement, dated as of November 29, 2012, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrower.

Holdings, the Borrower and the Subsidiary Guarantors have requested that the Administrative Agent and the Consenting Lenders agree to amend the Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.     Amendments to the Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is hereby amended as follows:

(a)     Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Change in Control” therein in its entirety and replacing it with the following:

“Change in Control” means an event or series of events by which:

(a)	at any time prior to the consummation of the Media General Merger:

(i)     the Permitted Investors shall fail to collectively own Capital Stock of Holdings representing (A) at least seventeen percent (17%) of the voting power of Holdings entitled to vote in the election of members of the board of directors (or equivalent governing body) of Holdings, as calculated on a non-diluted basis as if all Option Rights were not exercised at the time of such calculation and (B) at least thirty percent (30%) of the voting power of Holdings entitled to vote in the election of members of the board of directors (or equivalent governing body) of Holdings, as calculated on a fully-diluted basis as if all Option Rights were exercised at the time of such calculation; or

(ii)     any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Investors, at any time becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of:

(A)     more than fifty percent (50%) of the Capital Stock of Holdings entitled to vote in the election of members of the board of directors (or equivalent governing body) of Holdings whether on (1) a non-diluted basis (calculated as if all Option Rights with respect to Holdings held by all holders thereof, including, without limitation, such “person” or “group”, were not exercised at the time of such calculation) or (2) a fully-diluted basis (pursuant to which all holders of all Option Rights with respect to Holdings, including, without limitation, such “person” or “group”, shall be deemed to have “beneficial ownership” of all Capital Stock of Holdings as if all such Option Rights were exercised in full as of the time of calculation); or

(B)     more than thirty-three and one-third percent (33 1/3%) of the Capital Stock of Holdings entitled to vote in the election of members of the board of directors (or equivalent governing body) of Holdings unless the Permitted Investors own at least thirty four percent (34%) of such Capital Stock (it being understood and agreed that for purposes of this calculation (1) each such “person” or “group” (other than the Permitted Investors) shall be deemed to have “beneficial ownership” of all Option Rights of such “person” or “group” as if such Option Rights were exercised in full as of the time of such calculation and (2) the Permitted Investors’ ownership shall include all Option Rights of the Permitted Investors as if such Option Rights were exercised in full as of the time of such calculation);

(iii)     a majority of the members of the board of directors (or other equivalent governing body) of Holdings shall not constitute Continuing Directors; or

(iv)     there shall have occurred under any indenture or other instrument evidencing any Indebtedness or Capital Stock in excess of the Threshold Amount any “change in control” or similar provision (as set forth in the indenture, agreement or other evidence of such Indebtedness) obligating Holdings or any of its Subsidiaries to repurchase, redeem or repay all or any part of the Indebtedness or Capital Stock provided for therein; or

(v)     Holdings shall fail to own one hundred percent (100%) of the Capital Stock of the Borrower; and

(b)	at any time, upon and after the consummation of the Media General Merger:

(i)     any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Investors, at any time becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Capital Stock as if all Option Rights of such “person” or “group” were fully exercised at such time), directly or indirectly, of more than thirty-five percent (35%) of the Capital Stock of Media General Merger Parent entitled to vote for members of the board of directors (or equivalent governing body) of Media General Merger Parent on a fully diluted basis (and taking into account all Option Rights of such “person” or “group”); or

(ii)     a majority of the members of the board of directors (or other equivalent governing body) of either of Holdings or Media General Merger Parent shall not constitute Continuing Directors; or

(iii)     there shall have occurred under any indenture or other instrument evidencing any Indebtedness or Capital Stock in excess of the Threshold Amount any “change in control” or similar provision (as set forth in the indenture, agreement or other evidence of such Indebtedness) obligating Holdings or any of its Subsidiaries to repurchase, redeem or repay all or any part of the Indebtedness or Capital Stock provided for therein; or

(iv)     Media General Merger Parent shall fail to own one hundred percent (100%) of the Capital Stock of Holdings; or

(v)     Holdings shall fail to own one hundred percent (100%) of the Capital Stock of the Borrower.

(b)     Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Continuing Directors” therein in its entirety and replacing it with the following:

“Continuing Directors” means (a) in the case of Holdings, the directors of Holdings on the Closing Date and each other director of Holdings, if, in each case, such other director’s nomination for election to the board of directors (or equivalent governing body) of Holdings is recommended by at least fifty-one percent (51%) of the then Continuing Directors, as such Continuing Directors are determined under this subsection (a), and (b) in the case of Media General Merger Parent, the directors of Media General Merger Parent immediately upon the consummation of the Media General Merger and each other director of Media General Merger Parent, if, in each case, such other director’s nomination for election to the board of directors (or equivalent governing body) of Media General Merger Parent is recommended by at least fifty-one percent (51%) of the then Continuing Directors, as such Continuing Directors are determined under this subsection (b).

(c)     Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “interest income, extraordinary gains or non-recurring items” from clause (c) of the definition of “Consolidated EBITDA” with the following:

“termination fees received pursuant to the Media General Merger Agreement or interest income, extraordinary gains or non-recurring items”

(d)     Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Transaction Costs” therein in its entirety and replacing it with the following:

“Transaction Costs” means:

(a)     in the case of the Transactions, any Permitted Acquisition and the Media General Merger that closes on or after the Closing Date, all transaction fees, charges and other amounts related to the Transactions, such Permitted Acquisition or the Media General Merger to the extent paid or payable by Holdings or its Subsidiaries (including, without limitation, any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith), in each case to the extent paid within six (6) months of the closing of the Credit Facility, such Permitted Acquisition or the Media General Merger, as applicable, and approved by the Administrative Agent in its reasonable discretion; and

(b)     solely in the case of the Media General Merger and only if the Media General Merger has not closed, any fees, charges or other amounts related to the Media General Merger to the extent paid or payable by Holdings or its Subsidiaries (including, without limitation, any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith), prior to or within six (6) months of the termination of the Media General Merger Agreement, in an aggregate amount not to exceed $3,000,000 and approved by the Administrative Agent in its reasonable discretion.

(e)     Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms therein in proper alphabetical order:

“Berkshire Hathaway Consent Letter” means that certain letter agreement, dated as of June 5, 2013, among Media General, BH Finance, in its capacity as administrative agent under the Berkshire Hathaway Credit Agreement, and the lenders party to the Berkshire Hathaway Credit Agreement.

“Berkshire Hathaway Credit Agreement” means that certain Credit Agreement, dated as of May 17, 2012, among Media General, as borrower, BH Finance, as administrative agent, and the lenders party thereto.

“BH Finance” means BH Finance LLC, a Nebraska limited liability company.

“Media General” means Media General, Inc., a Virginia corporation. In addition, “Media General” shall include any Person surviving Media General described in clause (b) of the definition of “Media General Merger” for purposes of this Agreement and the other Loan Documents.

“Media General Indebtedness” means Indebtedness owing by Media General, its Subsidiaries and its Affiliates (other than Holdings and its Subsidiaries on and after the consummation of the Media General Merger).

“Media General Indenture” means that certain Indenture, dated as of February 12, 2010, among Media General, as issuer, the guarantors party thereto and The Bank of New York Mellon, as trustee.

“Media General Merger” means the merger of Holdings with Media General in accordance with the terms of the Media General Merger Agreement which may be effectuated by either:

(a)      the merger of Holdings with Media General Merger Subsidiary such that Holdings (or its successor) becomes a wholly-owned Subsidiary of Media General; or

(b)     the merger of Holdings with a TopCo Merger Subsidiary and Media General with the other TopCo Merger Subsidiary, such that Holdings and Media General (or their respective successors) become wholly-owned Subsidiaries of TopCo.

“Media General Merger Agreement” means that certain Agreement and Plan of Merger, dated as of June 5, 2013, by and among Media General, General Merger Sub 1, Inc., a Virginia corporation, General Merger Sub 2, Inc., a Delaware corporation, General Merger Sub 3, LLC, a Delaware limited liability company, and Holdings.

“Media General Merger Parent” means (a) Media General (in the event that the Media General Merger is effectuated in accordance with the structure described in clause (a) of the definition of “Media General Merger”) or (b) TopCo (in the event that the Media General Merger is effectuated in accordance with the structure described in clause (b) of the definition of “Media General Merger”).

“Media General Merger Parent Expenses” means (a) accounting and auditing costs and expenses incurred by Media General Merger Parent in the ordinary course of its business in connection with preparing financial reports and tax filings and other costs and expenses incurred in the ordinary course of its business, (b) customary fees and expenses payable to the SEC and other reasonable and customary costs and expenses payable in connection with Media General Merger Parent being a publicly traded company (including, without limitation, reasonable and customary fees and expenses required to be paid for professional and regulatory compliance), (c) reasonable and customary legal fees and expenses required for the corporate maintenance of Media General Merger Parent, (d) reasonable and customary director fees, (e) reasonable and customary costs and expenses payable for director and officer insurance, (f) transfer agent fees payable in connection with Capital Stock of Media General Merger Parent, and (g) franchise taxes and other fees payable to the jurisdiction of incorporation, organization or qualification of Media General Merger Parent incurred in the ordinary course of conducting its business; provided that in no event shall Media General Merger Parent Expenses include management fees, salaries, bonuses, debt service or dividends or other distributions in respect of the Capital Stock of Media General Merger Parent.

“Media General Merger Subsidiary” means any Delaware corporation or limited liability company that shall at all times be a wholly-owned Subsidiary of Media General and is formed solely for the purpose of effectuating the transactions described in clause (a) of the definition of “Media General Merger”.

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of June 5, 2013, by and among Holdings, the Borrower, the Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent.

“TopCo” means a Delaware corporation initially formed as a Wholly-Owned Subsidiary of Holdings and that (a) is formed solely for the purpose of effectuating the transactions described in clause (b) of the definition of “Media General Merger” and (b) after giving effect to the Media General Merger will be the sole owner of the Capital Stock of each of Media General and Holdings.

“TopCo Merger Subsidiaries” means two Delaware corporations that shall at all times be wholly-owned Subsidiaries of TopCo that are formed solely for the purpose of effectuating the transactions described in clause (b) of the definition of “Media General Merger”.

(f)      Section 8.14(a) of the Credit Agreement is hereby amended by adding the following sentence to the end of such subsection:

Notwithstanding anything to the contrary in this Section 8.14(a), to the extent that Media General Merger Subsidiary or TopCo and each TopCo Merger Subsidiary, as the case may be, (x) are created solely for the purpose of consummating the Media General Merger and (y) conduct no business operations or hold any assets other than (1) in the case of TopCo, the Capital Stock of each TopCo Merger Subsidiary, (2) minute books and other corporate books and records and (3) other miscellaneous non-material assets then, in each case, no Credit Party nor any of Media General Merger Subsidiary, TopCo or any TopCo Merger Subsidiary, as the case may be, shall be required to take the actions described in this Section 8.14(a) with respect to Media General Merger Subsidiary, TopCo or any TopCo Merger Subsidiary, as the case may be (it being understood and agreed that if Media General Merger Subsidiary, TopCo or any TopCo Merger Subsidiary shall cease to meet the requirements of any of clauses (x) and (y) of this sentence then the Credit Parties and Media General Merger Subsidiary, TopCo or such TopCo Merger Subsidiary as the case may be, shall, within thirty (30) days of the date such requirement ceases to be met, take all actions required within this clause (a)). For the avoidance of doubt, TopCo shall not be subject to this Section 8.14(a) once it becomes the parent of Media General and Holdings pursuant to the transactions described in clause (b) of the definition of “Media General Merger”.

(g)     Section 8.17 of the Credit Agreement is hereby amended by deleting the last sentence of such Section in its entirety and replacing it with the following:

For the purposes of this Section 8.17, “Affiliate” shall not include Holdings or any Subsidiary thereof, but shall include any Shared Services Party (and its respective Subsidiaries) and Media General Merger Parent and its Subsidiaries (other than Holdings and its Subsidiaries), in each case, whose results of operations are otherwise consolidated with Holdings and its Subsidiaries for purposes of GAAP.

(h)     Section 9.3 of the Credit Agreement is hereby amended by deleting the “and” at the end of subsection (k) thereof, replacing the period at the end of subsection (l) thereof with “; and” and adding the following subsection (m) thereto:

(m)     the Media General Merger to the extent permitted by Section 9.4(i).

(i)     Section 9.4 of the Credit Agreement is hereby amended by deleting the “and” at the end of subsection (g) thereof, replacing the period at the end of subsection (h) thereof with “; and” and adding the following subsection (i) thereto:

(i)     Media General Merger Subsidiary or a TopCo Merger Subsidiary, as the case may be, may merge with Holdings in connection with the Media General Merger in accordance with the terms of the Media General Merger Agreement without giving effect to any amendments, modifications or waivers thereof that are materially adverse to the interests of the Lenders (as reasonably determined by the Administrative Agent, it being understood that, without limitation, (A) any change in the form of the merger consideration and (B) any change in the pro forma ownership of Media General Merger Parent or the composition of the board of directors of Media General Merger Parent, in either case from that disclosed to the Administrative Agent pursuant to Section 3(b) of the Third Amendment that has the effect of reducing the pro forma ownership of voting Capital Stock (whether on a fully diluted or non-diluted basis) or the pro forma representation on the board of directors, as applicable, of those Persons that are shareholders of Holdings on the date of the Third Amendment, taken as a whole, or the Permitted Investors, taken as a whole, shall in each case be deemed to be materially adverse to the interests of the Lenders) unless consented to by the Required Lenders (or the Administrative Agent with the consent of the Required Lenders); provided that (i) since the date of the Third Amendment, there shall not have been a “Material Adverse Effect on General” (as defined in, and interpreted in accordance with the choice of law provisions set forth in Section 8.7 of, the Media General Merger Agreement delivered to the Administrative Agent pursuant to Section 3(a)(ii) of the Third Amendment without giving effect to any amendments, waivers, supplements or other modifications thereto), (ii) such merger shall occur on or prior to the earlier of (A) the “Outside Date” (as defined in, and interpreted in accordance with the choice of law provisions set forth in Section 8.7 of, the Media General Merger Agreement delivered to the Administrative Agent pursuant to Section 3(a)(ii) of the Third Amendment without giving effect to any amendments, waivers, supplements or other modifications thereto) and (B) one year from the date of the Third Amendment, (iii) in the event that any Indebtedness evidenced by the Berkshire Hathaway Credit Agreement is outstanding or any commitments thereunder have not been terminated as of the time at which the Media General Merger is consummated, Media General and the lenders party to the Berkshire Hathaway Credit Agreement shall have amended, supplemented or otherwise modified the Berkshire Hathaway Credit Agreement, or effected waivers thereto, on or prior to the consummation of the Media General Merger to permit the Media General Merger and to incorporate each of the amendments to the Berkshire Hathaway Credit Agreement described in Exhibit B to the Berkshire Hathaway Consent Letter, without giving effect to any other terms or any amendments, supplements, modifications or waivers of the Berkshire Hathaway Credit Agreement or any of the other loan documents entered into in connection therewith (including any changes to such proposed amendments from the terms set forth in the Berkshire Hathaway Consent Letter) that, in each case, are materially adverse to the interests of the Lenders (as reasonably determined by the Administrative Agent), (iv) Media General shall have designated Holdings and its Subsidiaries as “Unrestricted Subsidiaries” under the Media General Indenture, pursuant to the terms thereof, and the Administrative Agent shall have received all documents entered into by Media General in connection therewith (which documents shall be in form and substance reasonably acceptable to the Administrative Agent), (v) the Administrative Agent shall have received all documents (together with all schedules, exhibits and annexes thereto) entered into by Holdings or any of its Subsidiaries after the date of the Third Amendment in connection with the Media General Merger or any amendments, modifications or waivers (together with all schedules, exhibits and annexes thereto) of the documents delivered pursuant to Section 3(a)(ii) of the Third Amendment, in each case, on or before the date that is five (5) Business Days prior to the consummation of the Media General Merger (or such later date as the Administrative Agent shall agree) and (vi) either (A) the continuing and surviving Person of such merger shall be Holdings or (B) in the event that Holdings is not the continuing and surviving Person of such merger, the Administrative Agent shall have received all documentation reasonably requested by it or any “Administrative Agent” (as such term is defined in the documentation with respect to any Shared Services Party Credit Facility) under any Shared Services Party Credit Facility to evidence the assumption by the continuing and surviving Person of such merger of all of the obligations of Holdings under this Agreement and the other Loan Documents and the loan documentation with respect to any Shared Services Party Credit Facility, including, without limitation, an assignment and assumption agreement, supplements to the Security Documents (which shall, amongst other things, authorize the Administrative Agent to file any Uniform Commercial Code financing statements (or amendments) and take any other action pursuant to the Loan Documents reasonably deemed necessary by the Administrative Agent to perfect its security interest in the Collateral), reaffirmations by each of the other Credit Parties of its obligations under the Loan Documents to which it is a party, lien search results, certificates of a Responsible Officer of such surviving or continuing Person, opinions of counsel (which shall include, amongst other things, opinions as to the enforceability against such surviving or continuing Person of the assignment and assumption agreement and each of the Loan Documents to which Holdings is a party immediately prior to such merger (it being understood that such opinion shall not be required to expressly permit reliance by permitted successors and assigns of the addressees thereof), each in form and substance reasonably satisfactory to the Administrative Agent and the “Administrative Agent” under any Shared Services Party Credit Facility, as applicable.

(j)     Section 9.6 of the Credit Agreement is hereby amended by deleting the “and” at the end of subsection (f)(iii) thereof, replacing the period at the end of subsection (g) thereof with a semicolon and adding the following subsections (h) and (i) thereto:

(h)     concurrently with the consummation of the Media General Merger in accordance with clause (b) of the definition of “Media General Merger”, Holdings may make Restricted Payments consisting solely of distributions of the Capital Stock of TopCo (including by way of conversion of Capital Stock of Holdings for Capital Stock of TopCo in accordance with Delaware General Corporate Law Section 251(g); provided that the Capital Stock of TopCo into which the Capital Stock of Holdings is converted shall have the same designations, rights, powers, preferences, qualifications, limitations and restrictions of the Capital Stock of Holdings outstanding immediately prior to the time of such conversion); and

(i)     after the consummation of the Media General Merger, Holdings and its Subsidiaries may make Restricted Payments to Media General Merger Parent to (i) pay that portion of any federal, state, local or foreign income taxes which are due and payable by Media General Merger Parent and its Subsidiaries as part of a consolidated, combined or similar group that is attributable to the amount of income generated from operations of Holdings and its Subsidiaries as determined pursuant to the terms of a customary tax allocation agreement to be entered into among Media General and its Subsidiaries (in form and substance reasonably acceptable to the Administrative Agent) and (ii) up to $750,000 per annum of the Media General Merger Parent Expenses.

(k)     Section 9.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

Nature of Business.

(a)     Permit the Borrower and its Subsidiaries to engage in any business other than the business conducted by the Borrower and its Subsidiaries as of the Closing Date and business activities reasonably related or ancillary thereto; and

(b)     Permit Holdings and its Subsidiaries to (i) enter into or otherwise have any Guaranty Obligations of, (ii) create, incur, assume or suffer to exist any Liens securing or (iii) have any recourse to it with respect to, Media General Indebtedness.

(l)     Section 9.12(a) of the Credit Agreement is hereby amended by adding “the Media General Merger Agreement, any other agreements entered into by Holdings or any of its Subsidiaries in connection with the Media General Merger,” after the reference to “Operating Agreement,” in the first line of such subsection and by adding the following parenthetical immediately prior to the semi-colon at the end of such subsection:

“(it being understood that certain arrangements among Holdings’ equity holders may be terminated concurrently with the consummation of the Media General Merger)”

(m)     Section 9.16 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

Limitations on Holdings. Permit Holdings to:

(a)     hold any assets other than (i) the Capital Stock of the Borrower and, solely to the extent necessary to effectuate the Media General Merger, TopCo, (ii) assets, properties or rights that are not capable of being sold, assigned, transferred or conveyed to the Borrower without the consent of any other Person, or if such assignment or attempted assignment would constitute a breach thereof, or a violation of any Applicable Law, (iii) agreements relating to the issuance, sale, purchase, repurchase or registration of securities of Holdings, (iv) minute books and other corporate books and records of Holdings and (v) other miscellaneous non-material assets;

(b)     have any liabilities other than (i) the liabilities under the Loan Documents, (ii) tax liabilities arising in the ordinary course of business, (iii) Indebtedness permitted under Section 9.1, (iv) corporate, administrative and operating expenses in the ordinary course of business and (v) liabilities under any contracts or agreements described in Sections 9.16(a)(ii), (a)(iii), (a)(v) and (c)(iii);

(c)     engage in any activities or business other than (i) holding the assets and incurring the liabilities described in this Section 9.16 and activities incidental and related thereto, (ii) making payments, dividends, distributions, issuances or other activities permitted pursuant to Sections 9.4(i), 9.6 or 9.7 or (iii) entering into the Media General Merger Agreement and the other agreements and transactions contemplated thereby; or

(d)     permit, enter into or suffer to exist or become effective any pledge or assignment by Media General Merger Parent of the Capital Stock of Holdings in support of the obligations owing under the Berkshire Hathaway Credit Agreement (it being understood and agreed that in the event that BH Finance disclaims and releases all interests it may have in such Capital Stock, no such pledge or assignment of such Capital Stock shall be deemed to have occurred).

3.     Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) upon which each of the following conditions has been satisfied:

(a)     the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received

(i)     counterparts of this Amendment executed by Holdings, the Borrower, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent;

(ii)     a duly executed copy of the Media General Merger Agreement (together with duly executed copies of any other agreements entered into by Holdings or any of its Subsidiaries in connection with the Media General Merger as of the date of this Amendment and all schedules, exhibits, annexes to the Media General Merger Agreement or such other agreements), certified by a Responsible Officer of Holdings to be a true and correct;

(iii)     a duly executed copy of that certain letter agreement, dated as of June 5, 2013, among Media General, Inc., BH Finance LLC and the lenders party to that certain Credit Agreement, dated as of May 17, 2012, among Media General, Inc., as borrower, BH Finance LLC, as administrative agent, and the lenders party thereto;

(iv)     such other instruments, documents and certificates as the Administrative Agent shall reasonably request prior to the date of this Amendment in connection with the execution of this Amendment;

(v)     payment to each Consenting Lender who delivers an executed counterpart to this Amendment to the Administrative Agent (or its counsel) prior to 12:00 p.m. (Eastern) on June 4, 2013, of an amendment fee in an amount equal to 0.125% times the sum of the (A) Revolving Credit Commitment of such Consenting Lender and (B) outstanding principal amount of the Term Loans held by such Consenting Lender; and

(vi)     payment of all documented fees, costs and expenses set forth in Section 7 of this Amendment.

(b)     the Administrative Agent shall have received the proposed pro forma capital and ownership structure and management structure (including the pro forma composition of the board of directors) of Media General Merger Parent and Holdings, and all equity holding arrangements and agreements relating thereto as of the date of this Amendment; and

(c)     the Administrative Agent shall have received updated projections prepared as of the date of this Amendment by management of Holdings of balance sheets, income statements and cash flow statements for each year during the term of the Credit Agreement, certified by a Responsible Officer of Holdings as being prepared in good faith based upon assumptions that are believed by Holdings to be reasonable at the time prepared and at the time furnished (it being understood that the projections are as to future events and are not to be viewed as facts, the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of Holdings, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ significantly from the projected results and such differences may be material).

4.     Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents and the Shared Services Party Credit Facilities shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document or any Shared Services Party Credit Facility other than as expressly set forth herein (provided that to the extent a transaction contemplated hereby shall be permitted under the Young Credit Agreement, it shall be deemed permitted by any Shared Services Party Credit Facility if not otherwise so permitted), (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any Shared Services Party Credit Facility or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Holdings, the Borrower, any of their respective Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any Shared Services Party Credit Facility or any rights or remedies arising in favor of the Lenders or the Administrative Agent or the lenders under any Shared Services Party Credit Facility, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” or in any Shared Services Party Credit Facility to the “Young Credit Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document (as defined in the Credit Agreement and any Shared Services Party Credit Facility) to the “Credit Agreement” or the “Young Credit Agreement” shall be deemed to be references to the Credit Agreement or the Young Credit Agreement (as defined in any Shared Services Party Credit Facility) as modified hereby.

5.     Representations and Warranties. Each of Holdings, the Borrower and the Subsidiary Guarantors represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by Holdings, the Borrower and the Subsidiary Guarantors in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or after giving effect hereto.

6.     Acknowledgement and Reaffirmation. By their execution hereof, each of Holdings, the Borrower and the Subsidiary Guarantors hereby expressly (a) consents to this Amendment and the Media General Merger and (b) acknowledges that as of the Amendment Effective Date and after giving effect to the transactions contemplated hereby (including the Media General Merger) the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which Holdings, the Borrower or such Subsidiary Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein). In furtherance of the foregoing, each Credit Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

7.     Costs and Expenses. The Borrower agrees to pay in accordance with Section 12.3 of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities and all other previously invoiced fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities outstanding as of the Amendment Effective Date.

8.     Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9.     Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof.

10.     Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

11.     Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

HOLDINGS:

NEW YOUNG BROADCASTING HOLDING CO.,

INC., as Holdings

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

BORROWER:

YOUNG BROADCASTING, LLC, as the Borrower

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

SUBSIDIARY GUARANTORS:

YOUNG BROADCASTING SHARED SERVICES,

INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF LANSING, INC., as a

Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF LOUISIANA, INC., as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

LAT, Inc., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

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YOUNG BROADCASTING OF ALBANY, INC., as a

Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YBT, Inc., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF KNOXVILLE, INC.,

as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YBK, Inc., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF GREEN BAY, INC.,

as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF RICHMOND, INC., as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF DAVENPORT, INC.,

as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

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YOUNG BROADCASTING OF RAPID CITY, INC., as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF SIOUX FALLS, INC., as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF SAN FRANCISCO,

INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

KLFY, L.P., as a Subsidiary Guarantor

By: YOUNG BROADCASTING OF LOUISIANA, INC., its General

Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

By: LAT, Inc., its Limited Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF NASHVILLE LLC, as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

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WKRN, G.P., as a Subsidiary Guarantor

By: YOUNG BROADCASTING OF NASHVILLE LLC, its

Managing Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

By: YBT, Inc., its General Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

WATE, G.P., as a Subsidiary Guarantor

By: YOUNG BROADCASTING OF KNOXVILLE, INC., its

Managing Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

By: YBK, Inc., its General Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

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AGENT AND CONSENTING LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as

Administrative Agent and a Consenting Lender

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

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SUNTRUST BANK, as a Consenting Lender By:_______________________________________ Name: ____________________________________ Title: _____________________________________

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ROYAL BANK OF CANADA, as a Consenting Lender By:_______________________________________ Name: ____________________________________ Title: _____________________________________

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U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender By:_______________________________________ Name: ____________________________________ Title: _____________________________________

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GE CAPITAL BANK, f/k/a GE CAPITAL

FINANCIAL INC., as a Consenting Lender

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

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